SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 31, 2008
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


           Nevada                       333-42036               95-4502724
 ----------------------------  ------------------------    -------------------
 (State or other jurisdiction) (Commission File Number)  (IRS Employer I.D. No.)



                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

ITEM 8.01 OTHER EVENTS

On March 31, 2008, Ming Tung Chok, the president and Chief Executive Officer of SOYO Group, Inc. (the "Company") announced that he and his wife, Nancy Chu, Chief Financial Officer of the Company today purchased 776,000 shares of the Company's common stock from the Company in a private placement at a price of $1.25 per share. Mr. Chok further announced his plans to purchase another 750,000 shares of the Company's common stock in a private placement during April 2008 at a price of $1.25 per share.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 SOYO GROUP, INC.
                                                 ----------------
                                                   (Registrant)




Date: March 31, 2008                             By:    /s/ MING CHOK
     ---------------                                ---------------------------
                                                        Ming Chok, CEO